Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Environmental Remediation Holding Corporation (the “Company”) on Form 10-K for the year ending September 30, 2004 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I Cosmas Okpala, Chief Financial Officer of the Company, hereby certify, to such officer’s knowledge, that pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Cosmas (Ike) Okpala	December 28, 2004

Cosmas (Ike) Okpala Chief Financial Officer (Principal Accounting Officer)